EX-99.906CERT

CERTIFICATION UNDER SECTION 906 OF SARBANES-OXLEY ACT OF 2002

     Name of Issuer: First Eagle Funds

     In connection with the Report on Form N-CSR for the above named issuer, the undersigned hereby certifies, to the best of his knowledge, that:

1.	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934;

2.	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Issuer.

Date: July 9, 2007	/s/ John P. Arnhold
JOHN P. ARNHOLD
Principal Executive Officer

Date: July 9, 2007	/s/ Robert Bruno
ROBERT BRUNO
Principal Financial Officer